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Exhibit 10.6.0

LEASE MODIFICATION AND EXPANSION AGREEMENT

THIS AGREEMENT is dated the 25th day of February, 2022.

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BETWEEN:

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INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.

(the “Landlord”)

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- and -

NANOTECH SECURITY CORP.

(the “Tenant”)

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OF THE FIRST PART,

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OF THE SECOND PART

WHEREAS:

A.
By a lease agreement dated the 9th day of January, 2015 (the “Original Lease”), the Landlord did demise and lease certain the premises known as Suite 505 (the “Original Premises”) containing approximately 5,519 square feet in the building located at 3292 Production Way (the “Building”) for a term of five (5) years commencing on the 1st day of May, 2015 and expiring on the 30th day of April, 2020 (the “Original Premises Term”) upon the terms and conditions as are contained in the Original Lease;

B.
By a lease amending agreement dated the 14th day of February, 2018 (the “First Amendment”), the Landlord agreed to lease to the Tenant additional premises known as Suite 604 containing approximately 2,341 square feet (the “Additional Premises”) in the Building for a term of five (5) years commencing on the 1st day of June, 2018 and expiring on the 31st day of May, 2023 (the “Additional Premises Term”) upon the terms and conditions as are contained in the First Amendment;

C.
By a lease extension and modification agreement dated the 6th day of November, 2019 (the “Extension and Modification Agreement”), the Landlord and the Tenant agreed to extend the Original Premises Term and the Additional Premises Term so they run co-terminus expiring on the 30th day of April, 2025, and the parties therein further agreed to modify the Original Lease upon the terms and conditions as are contained in the Extension and Modification Agreement;

D.
The Landlord has agreed to lease to the Tenant additional premises containing approximately 1,994 square feet on the fifth (5th) floor of the Building known as Suite 502 (the “Expansion Premises”) in the Building as approximately shown outlined in red on the floor plan attached hereto as Schedule “A” for a period of two (2) years and eleven (11) months commencing on the 1st day of June, 2022 (the “Commencement Date of the Expansion Term”) and expiring the 30th day of April, 2025 (the “Expansion Premises Term”) upon the terms and conditions as are contained herein.

E.
In this Agreement, the Original Lease, the First Amendment and the Extension and Modification Agreement shall collectively be referred to as the “Lease”, and the Original Premises and the Additional Premises shall be collectively referred to as the “Premises” or the “Existing Premises”

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interchangeably, and further, the Original Premises Term, the Additional Premises Term and the Expansion Premises Term shall be collectively and interchangeably be referred to as the “Term”.

F.
The Landlord and the Tenant have agreed to further amend the Lease on the terms and conditions set forth in this Agreement.

THEREFORE, in consideration of the mutual covenants and agreements between the parties and the sum of $1.00 that has been paid by each of the parties to the other(s), the receipt and sufficiency of which are acknowledged, THE PARTIES AGREE AS FOLLOWS:

1.
The foregoing recitals are true. Capitalized words and phrases used herein but not defined herein shall have the meaning given to them in the Lease.

2.
DELAY IN COMMENCEMENT DATE OF THE EXPANSION PREMISES

No delay in the delivery of vacant possession of the Expansion Premises to the Tenant shall extend the Expansion Premises Term which shall expire on the 30th day of April, 2025, however, the Commencement Date of the Expansion Premises shall be postponed equal to the number of days in delay of possession provided that the conditions of the Alterations Period are complied with in full satisfaction to the Landlord.

For clarity, the Landlord and the Tenant agree that in the event of a delay in the delivery of vacant possession of the Premises, the Expansion Premises Term shall be adjusted only such that the expiration date of the Expansion Premises Term remains the same and is co-terminus with the Term of the Lease for the Existing Premises.

3.
CONDITION OF THE EXPANSION PREMISES

(a)
the Tenant will accept the Expansion Premises in an “as is” condition, save and except that the Landlord shall, at its sole expense, remove one door on the demising wall and seal the opening (the “Landlord’s Work”) to ensure that the Expansion Premises meets all applicable building, fire and handicap access codes;

(b)
the Landlord acknowledges that, to the best of its knowledge as at the date hereof, all lighting, heating, ventilating, air conditioning, electrical, plumbing and mechanical systems are fully operational, in addition to the foregoing being adequately sized and distributed for normal occupancy within the Expansion Premises;

(c)
Except as provided in subsection (a) above, the Tenant shall be responsible for the preparation of all space planning with respect to any new improvements to the Expansion Premises. The Tenant shall also submit to the Landlord, working drawings of the proposed new improvements to the Expansion Premises, which drawings must be approved by the Landlord (such approval not to be unreasonably withheld or delayed) prior to the Tenant securing the necessary building permits and commencement of any work associated with the new improvements to the Expansion Premises;

(d)
Except as provided in subsection (a) above, it shall be the responsibility of the Tenant to secure all necessary building permits and approvals required by the City of Burnaby prior to any new improvements proposed to be made to the Expansion Premises. The Tenant shall also be responsible for making application for a certificate of occupancy as required by the City of Burnaby as it applies to the new improvements or any leasehold improvements. The Landlord shall co-operate fully with the Tenant to enable the Tenant to obtain the necessary permits and approvals. The Tenant must provide the Landlord

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with copies of all permits received from the City of Burnaby with respect to the Expansion Premises without demand or notice.

4.
EARLY POSSESSION DATE FOR ALTERATIONS

(a)
Provided that the Landlord has confirmed delivery of vacant possession of the Expansion Premises, the Tenant will be granted a minimum of three (3) months (the “Alterations Period”) prior to the Commencement Date of the Expansion Premises in which to carry out the planning and construction of its leasehold improvements upon full satisfaction of all of the following:
i.
The execution and delivery of this Agreement;

ii.
The delivery of the Additional Security Deposit in the amount specified in Section 8 below; and

iii.
The delivery of satisfactory proof of insurance in accordance with the Lease.

The Tenant acknowledges and understands that the Landlord, its contractors and/or others authorized by the Landlord may also have access to the Expansion Premises during the Alterations Period in order to complete any Landlord’s Work.

During the Alterations Period, the Tenant will not be required to pay Annual Base Rent or the Tenant’s Percentage Share of Operating Expenses or Tenant’s Percentage Share of Taxes, however, the Tenant shall abide by all other terms of the Lease including, without limitation, the Tenant’s obligation to obtain and maintain insurance at all times prior to commencing Tenant Alterations, during the Alterations Period, and thereafter throughout the Term, as may be extended or renewed. The Tenant shall pay for utilities used in or for the Expansion Premises during the Alterations Period.

Further, the Tenant shall be permitted to conduct its business simultaneously with the Tenant’s Alterations within the Expansion Premises during the Alterations Period strictly provided that the Tenant has obtained its occupancy permit and any other permit issued by the City of Burnaby that are required to operate the Tenant’s business from the Expansion Premises.

5.
ANNUAL BASE RENT FOR THE EXPANSION PREMISES

(a)
throughout the Expansion Premises Term, the Tenant shall pay to the Landlord Annual Base Rent as follows:

Year	Price per Square Foot	Annual Base Rent	Monthly Rent
June 1, 2022 to April 30, 2023	$33.00	$65,802.00	$5,483.50
May 1, 2023 to April 30, 2024	$34.00	$67,796.00	$5,649.67
May 1, 2024 to April 30, 2025	$35.00	$69,790.00	$5,815.83

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(b)
in addition to the Annual Base Rent payments set out above, during the Expansion Premises Term, the Tenant shall be responsible for the payment of Additional Rent, Tenant’s Taxes, Tenant’s Percentage Share of Operating Expenses, Tenant’s Percentage Share of Taxes, Special Tenant Expenses and all other costs, expenses and charges, including applicable tax thereon, contemplated by the Lease as applicable to the Expansion Premises and at the time and in the manner contemplated by the Lease. The Tenant’s Percentage Share of Operating Expenses and the Tenant’s Percentage Share of Taxes for the year ending December 31, 2022 is currently estimated at fifteen dollars and thirty-three cents ($15.33) per rentable square foot of the Expansion Premises, per annum, plus applicable taxes. Utility costs are the responsibility of the Tenant.

6.
USE OF EXPANSION PREMISES

The Expansion Premises shall only be used for the purpose of a business office and in full compliance with Part 7 of the Lease.

7.
PARKING

The Landlord shall make available to the Tenant up to four (4) additional reserved parking stalls to be located in the sub-grade parking garage of the Building at the prevailing monthly parking rate throughout the Expansion Premises Term as may be extended or renewed. Prior to the Commencement Date of the Expansion Premises, the Tenant shall confirm the total number of stalls it shall require.

Should the Tenant require additional stalls, the Landlord, then subject to availability, may make available unreserved parking stalls located in the sub-grade parking garage of the Building which stalls shall be charged at the prevailing parking rates per month, per stall, plus applicable taxes.

The rental rate and locations of such parking stalls may be changed by the Landlord from time to time.

The Tenant shall execute a separate parking agreement in the Landlord’s standard form at the Landlord’s option and discretion.

8.
ADDITIONAL SECURITY DEPOSIT FOR THE EXPANSION PREMISES

The Tenant shall pay to the Landlord the amount of $17,213.71 (the “Additional Security Deposit”) for the Expansion Premises to be applied to the first months’ Rent as it comes due and payable, and the balance shall be held as security in accordance with Clause 4.5 of the Lease. The Landlord acknowledges that it currently holds a Security Deposit in the amount of

$25,261.81 in accordance with Clause 4.5 of the Lease. The parties acknowledge and agree that the Landlord reserves the right to obtain from the Tenant a replenishment of the Security Deposit for the Premises in an amount equal to the last months’ Rent which the Tenant shall tender to the Landlord within ten (10) days after demand therefor.

9.
FURTHER AMENDMENTS

(i)
Clause 1.1(n) shall be deleted in its entirety and replaced with the following: “(n) Landlord’s address for Notices:

Industrial Alliance Insurance and Financial Services Inc.

1910-1188 West Georgia Street

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Vancouver, BC V6E 4A2 With a copy to:

Epic Investment Services (BC) Inc.

340-1085 Homer Street Vancouver, BC V6B 1J4”

(ii)
There shall be added to the Lease as Clause 1.1B, the following: “Lease Summary for Expansion Premises

1.1B The parties acknowledge that the following summarize certain matters relevant to this Lease for the Expansion Premises. The following summary does not limit the meaning of any other provision of this Lease. If any other provision of this Lease is inconsistent with the following summary, the other provisions of this Lease will prevail. The Tenant acknowledges that it does not rely on estimates set forth in this Section 1.1B.

(a)
Expansion Premises: Suite 502 on the 5th floor, 3292 Production Way, Burnaby, British Columbia;

(b)
Expansion Premises Rentable Area: approximately one thousand, nine hundred and ninety-four (1,994) square feet (subject to adjustment under Clause 2.3);

(c)
Building Rentable Area: one hundred and thirteen thousand, one hundred and sixty-one (113,161) square feet;

(d)
Tenant’s Percentage Share: one point seventy-six percent (1.76%)”

(ii)
The parties acknowledge that the Clause 8 in the First Amendment and Clause 1.2 in the Lease shall be deleted in their entirety so that they shall have no force or effect;

(iii)
The Landlord hereby grants to the Tenant an option to renew the Term of the Lease for a further period of five (5) years upon the terms and conditions contained below. This Option to Renew is intended to be applicable for the Existing Premises and the Expansion Premises collectively and shall be incorporated mutatis mutandis with the intent of this Agreement. The parties agree to insert the following as Clause 1.2 to the Lease and the references to “Premises” shall be deemed to include the Expansion Premises and the Existing Premises:

“1.2 Option to Renew

If the Tenant pays the Rent as and when due and performs and observes each and every of the covenants and conditions to be observed or performed by the Tenant under this Lease, and provided the Tenant is still Nanotech Security Corp. and is itself in possession of substantially the whole of the Premises, the Tenant will have the option to renew this Lease for a further term of five (5) years (the “Renewal Term”), upon giving the Landlord written notice of its intention to do so no less than six (6) clear calendar months prior to the expiry of the then current Term. The Renewal Term shall be on the same terms and conditions as are set out in the Lease, except that:

(a)
there will be no further option to renew the Term following the expiration of the

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Renewal Term;

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(b)
any requirement on the Landlord’s part to do any Landlord’s work or to pay to the Tenant any construction allowance, inducement, loan or other amount in connection with the Lease or improvements in the Premises, will not apply during the Renewal Term; and

(c)
the Annual Base Rent shall be mutually agreed upon between the Landlord and the Tenant based upon the Current Market Rent, at the commencement of the Renewal Term for similarly improved premises of similar size in the Building or if there are no such similar premises, for similarly improved premises of similar size, quality, use and location in buildings of a similar size, quality and location as the Building but shall not in any event be less than the Annual Base Rent payable in respect of the last year of the then-current Term.

If the parties are unable to agree to such Annual Base Rent by no later than 90 days prior to the expiry of the then-current Term, then the annual Base Rent shall be determined by arbitration in accordance with the Commercial Arbitration Act (British Columbia) as then in force and applying the criteria set out above. If the Annual Base Rent has not been determined by the commencement of the Renewal Term, the Tenant shall pay Annual Base Rent at the rate applicable to overholding as set out in this Lease, and within 10 days after the Annual Base Rent for the Renewal Term is determined, the parties shall retroactively adjust the Annual Base Rent owing from the commencement of the Renewal Term.

If the Tenant fails to exercise this option to renew the Term in accordance with the foregoing, or if the foregoing conditions are not satisfied, this option to renew shall be null and void.”

10.
The parties confirm and agree that the terms and conditions related to the Existing Premises shall extend to the Expansion Premises, unless specifically stated otherwise hereunder and shall apply mutatis mutandis to the Expansion Premises and/or run co-terminus with the Expansion Premises Term.

11.
The parties confirm that the terms, covenants and conditions of the Lease remain unchanged and in full force and effect, except as modified by this Agreement.

12.
This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same document. Counterparts may be executed either in original or electronic form and the parties may adopt any signatures received electronically as original signatures of the parties.

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13.
This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, as the case may be.

IN WITNESS WHEREOF the parties have duly executed this Agreement as at the date first written above.

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.

Signature numérique de Mathieu Arpin

Date : 2022.03.14 20:16:20

-04'00'

Signature numérique de Claude Sirois Date : 2022.03.15

09:06:17 -04'00'(Landlord)

Per:

Per:

I/We have the authority to bind the corporation.

NANOTECH SECURITY CORP.

(Tenant)

Per:

Ken Rice

I/We have the authority to bind the corporation.

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SCHEDULE “A”

(approximately 1,994 square feet – for clarity, the Expansion Premises does NOT include any furniture)

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ADDENDUM / AMENDMENT TO OFFER TO LEASE

March 3, 2022

NanoTech Security Corporation c/o CBRE Limited

1021 West Hastings Street, Suite 2500 Vancouver, BC V6E 0C3

RE: Offer to Lease dated January 20, 2022 (the “Offer to Lease”) between Epic Investment Services (BC) Inc. (the “Landlord”) and NanoTech Security Corporation (the “Tenant”), in respect to the premises located at 505 – 3292 Production Way, Burnaby, BC (the “Premises”)

Pursuant to the above noted Offer to Lease, for good and valuable consideration, the Landlord and the Tenant hereby agree to the following:

1.
To waive the Tenant’s Conditions Precedent outlined in Clause 14, items 1 and 2 of the Offer to Lease, being:

1.
The Tenant’s senior management approval;
2.
The Tenant’s being satisfied, in its sole discretion of the review and approval of the space plan and budget required to complete the tenant improvement work within the Premises.

2.
To waive the Landlord’s Conditions Precedent outlined in Clause 15, item 1 of the Offer to Lease, being:

1.
The Landlord confirming it can deliver vacant possession of the Premises.

Pursuant to the above noted Offer to Lease, for good and valuable consideration, the Landlord and the Tenant hereby agree that the following Landlord’s Condition shall be waived in seven (7) business days after removal of all other conditions:

15. Landlord’s Conditions Precedent

2.
the Landlord’s Senior Management approval.

3.
The Landlord and the Tenant agree to amend the Commencement Date from May 1st, 2022 to now being June 1st, 2022 and expiring May 31st, 2025 (the “Expiration Date”).

All other terms and conditions remain in full force and effect.

By signing in the appropriate spaces provided below, all parties hereby agree to the terms contained herein and time remains of the essence.

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3/3/2022

Dated this day of March, 2022.

NanoTech Security Corporation (Tenant)

Per: (Authorized Signatory)

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Dated this day of March, 2022.

Epic Investment Services (BC) Inc. (Landlord)

Per: (Authorized Signatory)

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